UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

             Information Statement Pursuant to Section 14(e) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

[_]  Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                              GENERAL DEVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as specified in its charter)

Payment of filing fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:


________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction

________________________________________________________________________________

(5)  Total fee paid:

________________________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement mother, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

________________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3)  Filing party:

________________________________________________________________________________

(4)  Date filed:

________________________________________________________________________________

                              GENERAL DEVICES, INC.
                         2591 Dallas Parkway, Suite 102
                               Frisco, Texas 75034

To the Stockholders of General Devices, Inc.:

         Our Board  has  proposed  a  Certificate  of  Amendment  to effect  the
following   amendments  to  our  Certificate  of  Incorporation   (the  "Charter
Amendments"):

         o        To increase  the  aggregate  number of shares of stock that we will have the authority to issue from 12,000,000 to 140,000,000 shares, of which 100,000,000 shares will be shares of Common Stock, and 40,000,000 shares will be shares of Preferred Stock, and change the par value of the Common Stock from $0.01 per share to $0.0001 per share; and

         o To effect a 1:5 reverse split of our Common Stock, such that one new share of Common Stock will be issued for every five shares of issued and outstanding Common Stock.

         Each of the foregoing matters is described in more detail in the attached Information Statement, and all capitalized terms are defined therein as well.

         Twenty days following the mailing of this Information Statement the holders of more than 50% of our Common Stock, voting as a single class, will approve the Charter Amendments by written consent.

         The Information Statement is being sent to you for informational purposes only. We are not asking for a proxy or vote on any of the matters described therein. However, we encourage you to read the Information Statement carefully.

                                                     Sincerely,



                                                     Kevin B. Halter, Jr.
                                                     Chief Executive Officer

Frisco, Texas
October 31,  2005

                              GENERAL DEVICES, INC.
                         2591 Dallas Parkway, Suite 102
                               Frisco, Texas 75034

                              INFORMATION STATEMENT
                                       AND
                 NOTICE OF ACTION TO BE TAKEN WITHOUT A MEETING

         This Information Statement and Notice of Action to be Taken Without a Meeting is being furnished by the board of directors (the "Board") of General Devices, Inc. (the "Company," "we", "our" or "us") to the holders of our Common Stock (as defined herein) at October 28, 2005 (the "Record Date") in connection with the filing of a certificate of amendment, in the form attached hereto as Annex A (the "Certificate of Amendment"), which would effect the following amendments to our Certificate of Incorporation (collectively, the "Charter Amendments"):

         Amendment 1       To increase the  aggregate  number of shares of stock
                           that  we  will  have  the  authority  to  issue  from
                           12,000,000   to   140,000,000    shares,   of   which
                           100,000,000 shares will be shares of Common Stock, and 40,000,000 shares will be shares of Preferred
                           Stock, and change the par value of the Common Stock from $0.01 per share to $0.0001 per share.

         Amendment 2       To effect a 1:5 reverse  stock  split,  such that one
                           new share of Common Stock will be issued for every five shares of issued and outstanding Common Stock.
                           Following the Reverse Stock Split (the "Reverse Stock
                           Split"), there will be 100,000,000 authorized shares of common Stock and 40,000,000 authorized shares of Preferred Stock.

         Pursuant to Section 228 of the Delaware General Corporation Law (the "DGCL"), any action that may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Under federal law these proposals may not be effected until at least 20 days after this Information Statement has first been sent to our stockholders, at which time, we intend to file the Certificate of Amendment with the Delaware Secretary of State (the "Effective Time").

         We will obtain the required approval for the Charter Amendments by means of a written consent of stockholders, dated on or about November 20, 2005. A meeting to approve the Charter Amendments is therefore unnecessary, and our Board decided to forego the expense of having one.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

         This Information Statement is first being mailed on or about October 31, 2005, to the holders of our outstanding Common Stock as of the Record Date.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         As of the Record  Date,  we had issued  and  outstanding  approximately
3,597,922 shares of Common Stock, par value $0.01 per share (the "Common Stock"), held by approximately 1,182 stockholders of record.

         Set forth below is information as to each class of our voting securities entitled to vote on the Charter Amendments, together with the number of outstanding shares of each such class and number of votes to which each class is entitled.


                                                              Number of Votes
       Class of Security                 Number of Shares      to Which Such
                                           Outstanding       Class is Entitled
------------------------------------   ------------------- ---------------------
Common Stock...................             3,597,922            3,597,922

                                CHANGE OF CONTROL

         Pursuant to a Stock Purchase Agreement dated as of September 26, 2005, Halter Capital Corporation acquired 2,293,810 shares of Common Stock from Asset Value Fund Limited Partnership ("AVF"), the Company's principal stockholder, representing AVF's entire equity ownership in the Company, and two other stockholders in exchange for cash of $498,199.47. In addition, concurrently with the closing of the transaction, two unaffiliated purchasers acquired 200,000 shares of common stock from one of the sellers. The shares sold to Halter Capital Corporation and the other purchasers represent 69.3% of all shares of Common Stock outstanding.

         Upon the closing of the stock purchase on October 18, 2005, the existing directors, John W. Galuchie, Jr. and Theodore A. Raymond, appointed Pam
J. Halter and Kevin B. Halter, Jr. as the new directors of the Company and then resigned as directors. All then current officers of the Company resigned on the closing date, and the new Board appointed new officers of the Company. In connection with the change of control, new management has signified its intentions to facilitate the Company's stated business purpose of acquiring an operating business.

                                   AMENDMENT 1

          INCREASE THE AGGREGATE NUMBER OF SHARES THAT WE WILL HAVE THE
           AUTHORITY TO ISSUE FROM 12,000,000 TO 140,000,000, OF WHICH
             100,000,000 SHARES WILL BE SHARES OF COMMON STOCK, AND
40,000,000 SHARES WILL BE SHARES OF PREFERRED STOCK, AND CHANGE THE PAR VALUE OF
           THE COMMON STOCK FROM $0.01 PER SHARE TO $0.0001 PER SHARE

Purpose of Amendment.

         In order to provide the Company with increased flexibility with respect to its capital structure and its ability to effect transactions through its Common Stock, the number of authorized shares of our Common Stock must be increased and blank check preferred stock ("Preferred Stock") must be authorized. Currently, we have 12,000,000 shares of our Common Stock authorized for issuance, 3,597,922 of which are issued and outstanding. No shares of preferred stock are authorized. The Certificate of Amendment will provide for an increase in our authorized Common Stock from 12,000,000 to 100,000,000, thus allowing the Company greater flexibility in terms of its ability to issue Common Stock in the future. Notwithstanding the foregoing, we have no plans in effect for the use of the increased shares resulting from the Charter Amendments in the making of an acquisition.

         The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the "Limitations and Restrictions") are determined by the board of directors of a company. As such, our Board will be provided with the increased flexibility to, upon the filing of Certificate of Amendment, authorize the creation and issuance of 40,000,000 shares of Preferred Stock in one or more series with such
Limitations and Restrictions as may be determined in the Board's sole discretion, with no further authorization by security holders required for the creation and issuance thereof.

         Changing the par value of the Common Stock from $0.01 per share to $0.0001 per share will provide the Company with possible franchise tax advantages in the future and will cause a decrease in stated capital with a corresponding increase in surplus.

General Effect of Amendment.

         Increasing the authorized capital of the Company will allow the Board to issue an additional 88,000,000 shares of Common Stock and 40,000,000 shares of Preferred Stock. Increasing our authorized shares of Common Stock will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates.

         The Board is required to make any determination to issue shares of Preferred Stock based on its judgment as to the best interests of the stockholders and the Company. Although the Board has no present intention of doing so, it could issue shares of Preferred Stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board in opposing such action. In addition, the Board could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of our Common Stock, on any merger, sale or exchange of assets by us or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person not to be in the best interest of the stockholders and the Company.

         While we may consider effecting an equity offering of Preferred Stock in the proximate future for purposes of raising additional working capital or otherwise, as of the date hereof, we have no agreements or understandings with any third party to effect any such offering and no assurances are given that any offering will in fact be effected.

         Our Board believes that the creation of the Preferred Stock is in the best interests of the Company and its stockholders and believes it advisable to authorize such shares to have them available for, among other things, possible issuance in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies, implementation of employee benefit plans, and otherwise.

         Changing the par value of the Common Stock will not affect the stockholders of the Company in any manner. Our Board has unanimously approved this amendment.

Approval of Action.

         The table below sets forth the total number of shares of each class of securities entitled to vote and the number of shares our Board expects to receive as consent to the action. Approval for the increase in the number of authorized shares requires the affirmative vote of the holders of a majority of the outstanding voting securities. We will obtain this approval on or about November 20, 2005, through the written consent of a majority of the outstanding shares of our voting securities. We will increase the number of authorized shares from 12,000,000 to 140,000,000, 100,000,000 of which shall be Common
Stock and 40,000,000 of which shall be Preferred Stock.

                             Total Number of Votes
                            to Which Each Class is   Number of Votes  Percentage
Class of Securities               Entitled              to be Cast     Received
----------------------      ----------------------   ---------------  ----------

Common Stock........             3,597,922             2,293,810        63.7%

         Since we will obtain the required approval for the Charter Amendments by means of this written consent, a meeting to approve the Charter Amendments is unnecessary, and our Board decided to forego the expense of holding one to approve this matter.

         The Charter Amendments will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which is expected to occur following the mailing of this Information Statement to our stockholders and taking of the majority consent.

                                   AMENDMENT 2

EFFECT A 1:5 REVERSE STOCK SPLIT, SUCH THAT ONE NEW SHARE OF COMMON STOCK WILL BE ISSUED FOR EVERY FIVE SHARES OF ISSUED AND OUTSTANDING COMMON STOCK

Purpose of Amendment.

         The Reverse Stock Split is necessary in order to provide a manageable number of shares and support an appropriate trading price. Our Board determined that the per share price of our Common Stock negatively impacts the marketability of the existing shares and our potential ability to raise capital by issuing new shares.

         Our Board believes that the decrease in the number of shares of our Common Stock issued and outstanding and the resulting increased price level as a consequence of the reverse stock split will encourage greater interest in our Common Stock by the financial community and investing public. There can be no assurance, however, that the foregoing effects will occur; that any increase in the market price of our Common Stock immediately following the Reverse Stock Split will occur or be sustained; or that the market price will ever rise to a price approximating five times the market price prior to this amendment.

General Effect of Amendment.

         The Reverse Stock Split will decrease the issued and outstanding shares of our Common Stock by 80%. Accordingly, each stock certificate which, prior to effectiveness of the Certificate of Amendment, represented shares of old Common Stock, upon effectiveness of the Certificate of Amendment, will represent the number of shares of new Common Stock into which the shares of old Common Stock represented by the certificate will be combined. We will issue one full new share of Common Stock to those record holders of old Common Stock at the close of business on the Record Date who would otherwise be entitled to a fractional share of Common Stock as a result of the reverse stock split. Our Board has unanimously approved the Reverse Stock Split.

         As a result of the Reverse Stock Split, we will have authorized 100,000,000 shares of Common Stock, and 40,000,000 shares of Preferred Stock, and we will have outstanding approximately 719,585 shares of Common Stock. Notwithstanding the decrease in the number of issued and outstanding shares of our Common Stock in connection with the Reverse Stock Split, the Reverse Stock Split is not and will not be part of a "going private" transaction.

United States Income Tax Consequences.

         The following is a summary of the material anticipated federal income tax consequences of the reverse stock split (the "Code") to our stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, the Treasury Regulations ("Regulations") issued pursuant thereto and published rulings and court decisions in effect as of the date of this Information Statement, all of which are subject to change. This summary does not take into account possible changes in these laws or interpretations, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the discussion in this summary.

         This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (for example, life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the reverse stock split under any state, local or foreign tax laws. As a result, we encourage each stockholder to obtain and rely on advice from his personal tax advisor as to: (i) the effect on his personal tax situation of the reverse stock split, including the application and effect of state, local and foreign income and other tax laws, (ii) the effect of possible changes in judicial or administrative interpretations of existing legislation and Regulations, as well as possible future legislation and Regulations, and (iii) the reporting of information required in connection with the reverse stock split on his own tax return. It will be the responsibility of each stockholder to prepare and file all appropriate federal, state and local tax returns.

         No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to the stockholders of our Company as a result of the reverse stock split. Accordingly, each stockholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to the stockholder, including the application and effect of state, local and foreign income and other tax laws.

         In addition, the actual consequences for each stockholder will be governed by the specific facts and circumstances pertaining to the stockholder's acquisition and ownership of the Common Stock. However, we believe that because the reverse stock split is not a part of a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of our company, the reverse stock split will have the federal income tax effects described below.

         We believe that the reverse stock split will constitute a tax-free recapitalization under the Code and that we should not recognize any gain or loss as a result of the reverse stock split. In addition, stockholders should not recognize any gain or loss.

         We further believe that a stockholder's aggregate basis of the post-split shares of Common Stock will equal the aggregate basis in the pre-split shares of Common Stock owned by that stockholder that are exchanged for the post-split shares of Common Stock. Generally, the aggregate basis will be allocated among the post-split shares on a pro rata basis. However, if a stockholder has used the specific identification method to identify the basis in pre-split shares surrendered in the reverse stock split, the stockholder should consult a tax advisor to determine the basis in the post-split shares. The holding period of the post-split Common Stock received by a stockholder will generally include the stockholder's holding period for the shares of pre-split Common Stock with respect to which post-split shares of Common Stock are issued, provided that the shares of pre-split Common Stock were held as a capital asset on the date of the exchange.

Approval of Action.

         The table below summarizes the total number of shares of each class of securities entitled to vote and the number of shares our Board expects to receive as consent to the action. Approval for the reverse stock split requires the affirmative vote of the holders of a majority of the outstanding voting securities. We will obtain this approval on or about November 20, 2005, through the written consent of a majority of the outstanding shares of our voting securities.

                             Total Number of
                           Votes to Which Each     Number of Votes    Percentage
Class of Securities         Class is Entitled        to be Cast        Received
----------------------     -------------------     ---------------    ----------

Common Stock.......            3,579,922              2,293,810          63.7%

         Since we will obtain the required approval for the Charter Amendments by means of this written consent, a meeting to approve the Charter Amendments is unnecessary, and our Board decided to forego the expense of holding one to approve this matter.

         The Charter Amendments will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which is expected to occur following the mailing of this Information Statement to our stockholders and taking of the majority consent.

                                 SHARE ISSUANCE

         Following the effectiveness of the Charter Amendment, the Board has signified its intention to issue 540,000 restricted shares of post-split common stock at its par value to Kevin B. Halter, Jr., the Company's President and CEO, in consideration of his efforts to reorganize and restructure the Company.

                         FINANCIAL AND OTHER INFORMATION

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

ASSETS
Current assets:
   Cash                                                             $    53,570
   Prepaid expenses                                                         902
                                                                    -----------
        Total current assets                                        $    54,472
                                                                    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued liabilities                         $    10,899
                                                                    -----------

Stockholders' equity:
   Common stock $.01 par value 12,000,000
     shares authorized; 3,597,922 issued and outstanding                 35,979
   Additional paid-in capital                                         2,471,852
   Accumulated deficit                                               (2,464,258)
                                                                    -----------
        Total stockholders' equity                                       43,573
                                                                    -----------

        Total liabilities and stockholders' equity                  $    54,472
                                                                    ===========



     See accompanying notes to condensed consolidated financial statements.

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                         Three Months Ended
                                                            September 30,
                                                     --------------------------
                                                         2005           2004
                                                     -----------    -----------
Revenues:
   Interest Income                                   $      --      $         3

Expenses:
   General and administrative                             21,724         21,272
                                                     -----------    -----------

Net loss                                             ($   21,724    ($   21,269)
                                                     ===========    ===========

Basic and diluted loss per share                     ($      .01)   ($      .01)
                                                     ===========    ===========

Basic and diluted weighted average
  number of shares outstanding                         3,597,922      2,347,922
                                                     ===========    ===========









     See accompanying notes to condensed consolidated financial statements.

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)



                                                         Nine Months Ended
                                                            September 30,
                                                     --------------------------
                                                         2005           2004
                                                     -----------    -----------
Revenues:
   Interest Income                                   $      --      $        82

Expenses:
   General and administrative                             68,137         61,400
                                                     -----------    -----------

Net loss                                             ($   68,137)   ($   61,318)
                                                     ===========    ===========

Basic and diluted loss per share                     ($      .02)   ($      .03)
                                                     ===========    ===========

Basic and diluted weighted average
   number of shares outstanding                        3,410,193      2,347,922
                                                     ===========    ===========














     See accompanying notes to condensed consolidated financial statements.

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)



                                                           Nine Months Ended
                                                              September 30
                                                         ----------------------
                                                            2005         2004
                                                         ---------    ---------
Cash flows from operating activities:
   Net loss                                              ($ 68,137)   ($ 61,318)
   Adjustments to reconcile net loss to net
      cash used in operating activities:
   Change in operating assets and liabilities:
      Prepaids and other assets                                154         (332)
      Accounts payable and accrued liabilities              (4,099)      (3,426)
                                                         ---------    ---------

            Net cash used in operating activities          (72,082)     (65,076)
                                                         ---------    ---------

Cash flows from financing activities -
   Issuance of common stock in private placement           125,000         --
                                                         ---------    ---------

Net increase (decrease) in cash
   and cash equivalents                                     52,918      (65,076)
Cash and cash equivalents at beginning of period               652       80,728
                                                         ---------    ---------

Cash and cash equivalents at end of period               $  53,570    $  15,652
                                                         =========    =========

Supplemental disclosure of cash flows information:
   Cash paid for income taxes                            $     525    $     575
                                                         =========    =========














     See accompanying notes to condensed consolidated financial statements.

                      GENERAL DEVICES, INC. AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2005 AND 2004
                                   (UNAUDITED)

1. Basis of Presentation

         The accompanying unaudited condensed consolidated financial statements of General Devices, Inc. and Subsidiary (the "Company") as of September 30, 2005 and for the three and nine months ended September 30, 2005 and 2004 reflect all material adjustments consisting of only normal recurring adjustments which, in the opinion of management, are necessary for a fair presentation of results for the interim periods. Certain information and footnote disclosures required under accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although the Company believes that the disclosures are adequate to make the information presented not misleading. These condensed consolidated financial statements should be read in conjunction with the condensed consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission.

         The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         The results of operations for the three and nine months ended September 30, 2005 and 2004 are not necessarily indicative of the results to be expected for the entire year or for any other period.

         At September 30, 2005 the Company had cash of $53,570. Working capital at September 30, 2005 was $43,573. Additional financing may be required for the Company's business activities for the next twelve months and for the costs of seeking an acquisition of an operating business. The Company's Board of Directors has authorized the issuance of additional shares of the Company's common stock to provide the required liquidity. The number of shares and price per share would be determined at the time of issuance. In the past, the Company's largest shareholder, Asset Value Fund Limited Partnership ("AVF"), had verbally informed the Company that it would purchase sufficient shares to provide the required funding. However, that arrangement will be terminated on October 18, 2005. On September 26, 2005, AVF and two other stockholders of the Company (collectively, the "Sellers") entered into a Stock Purchase Agreement with Halter Capital Corporation ("Halter") under which the Sellers agreed to sell and Halter agreed to purchase an aggregate of 2,293,810 shares (the "Shares") of the Company's common stock, $.01 par value per share (the "Company Common Stock") owned by the Sellers for $498,199.47 in cash payable at the closing. The Shares constitute approximately 64% of the issued and outstanding shares of Company Common Stock. AVF is the owner of 1,580,971 of the Shares to be sold, which constitutes all of the shares of Company Common Stock that AVF owns. At the closing, Sellers are to deliver to Halter the resignations of the current directors and officers of the Company and resolutions of the board of directors appointing two designees of Halter as directors of the Company in their stead. The closing of the transaction is scheduled to occur on or after October 18, 2005, (the "Closing") following the mailing of a statement under Rule 14f-1 under the Securities Exchange Act of 1934 to the stockholders of record of the Company in connection with a change in control of the Company. Halter has certified that subsequent to the Closing, it will fund, if needed, any and all financial obligations that the Company may have in the future to maintain its integrity as a publicly held corporation and its reporting and filing requirements.

         In addition, one of the Sellers other than AVF has agreed to sell, pursuant to agreements to be executed and closed concurrently with the closing of the Stock Purchase Agreement, an aggregate of 200,000 shares of Company Common Stock to two other purchasers. The completion of these transactions is a condition to closing of the Stock Purchase Agreement with Halter.

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2005
                                   (UNAUDITED)

ASSETS
Current assets:
   Cash                                                             $    73,220
   Prepaid expenses                                                       1,240
   Other assets                                                             500
                                                                    -----------
      Total current assets                                          $    74,960
                                                                    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued liabilities                         $     9,663
                                                                    -----------

Stockholders' equity:
   Common stock $.01 par value 12,000,000
            shares authorized; 3,597,922 issued and outstanding          35,979
   Additional paid-in capital                                         2,471,852
   Accumulated deficit                                               (2,442,534)
                                                                    -----------
      Total stockholders' equity                                         65,297
                                                                    -----------

      Total liabilities and stockholders' equity                    $    74,960
                                                                    ===========

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)



                                                        Three Months Ended
                                                               June 30
                                                     --------------------------
                                                         2005           2004
                                                     -----------    -----------
Revenues:
   Interest Income                                   $      --      $        18

Expenses:
   General and administrative                             27,356         21,226
                                                     -----------    -----------

Net loss                                             ($   27,356)   ($   21,208)
                                                     ===========    ===========

Basic and diluted loss per share                     ($      .01)   ($      .01)
                                                     ===========    ===========

Basic and diluted weighted average
   number of shares outstanding                        3,597,922      2,347,922
                                                     ===========    ===========



                      GENERAL DEVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)




                                                         Six Months Ended
                                                               June 30
                                                     --------------------------
                                                         2005           2004
                                                     -----------    -----------
Revenues:
   Interest Income                                   $      --      $        79

Expenses:
   General and administrative                             46,413         40,127
                                                     -----------    -----------

Net loss                                             ($   46,413)   ($   40,048)
                                                     ===========    ===========

Basic and diluted loss per share                     ($      .01)   ($      .02)
                                                     ===========    ===========

Basic and diluted weighted average
   number of shares outstanding                        3,314,773      2,347,922
                                                     ===========    ===========

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                             Six Months Ended
                                                                 June 30
                                                         ----------------------
                                                            2005         2004
                                                         ---------    ---------
Cash flows from operating activities:
   Net loss                                              ($ 46,413)   ($ 40,048)
   Adjustments to reconcile net loss to net
      cash used in operating activities:
   Change in operating assets and liabilities:
      Prepaids and other assets                               (684)        (666)
      Accounts payable and accrued liabilities              (5,335)      (7,979)
                                                         ---------    ---------

         Net cash used in operating activities             (52,432)     (48,693)
                                                         ---------    ---------

Cash flows from financing activities -
   Issuance of common stock in private placement           125,000         --
                                                         ---------    ---------

Net increase (decrease) in cash
   and cash equivalents                                     72,568      (48,693)
Cash and cash equivalents at beginning of period               652       80,728
                                                         ---------    ---------

Cash and cash equivalents at end of period               $  73,220    $  32,035
                                                         =========    =========

Supplemental disclosure of cash flows information:
   Cash paid for income taxes                            $     525    $     575
                                                         =========    =========

                      GENERAL DEVICES, INC. AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

1. Basis of Presentation

         The accompanying unaudited condensed consolidated financial statements of the Company as of June 30, 2005 and for the three and six months ended June 30, 2005 and 2004 reflect all material adjustments consisting of only normal recurring adjustments which, in the opinion of management, are necessary for a fair presentation of results for the interim periods. Certain information and footnote disclosures required under accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although the Company believes that the disclosures are adequate to make the information presented not misleading. These condensed consolidated financial statements should be read in conjunction with the condensed consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission.

         The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         The results of operations for the three and six months ended June 30, 2005 and 2004 are not necessarily indicative of the results to be expected for the entire year or for any other period. At June 30, 2005 the Company had cash of $73,220. Working capital at June 30, 2005 was $65,297. Additional financing will be required for the Company's business activities for the next twelve months and for the costs of seeking an acquisition of an operating business. The Board has authorized the issuance of additional shares of the Company's common stock to provide the required liquidity. The number of shares and price per share will be determined at the time of issuance. The Company's largest stockholder, Asset Value Fund Limited Partnership, has verbally informed the Company that it would purchase sufficient shares to provide the required funding.

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2005
                                   (UNAUDITED)

ASSETS
Current assets:
   Cash                                                             $   104,909
   Prepaid expenses                                                         222
   Other assets                                                             500
                                                                    -----------
         Total current assets                                       $   105,631
                                                                    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued liabilities                         $    12,978
                                                                    -----------

Stockholders' equity:
   Common stock $.01 par value 12,000,000
      shares authorized; 3,597,922 issued and outstanding                35,979
   Additional paid-in capital                                         2,471,852
   Accumulated deficit                                               (2,415,178)
                                                                    -----------
         Total stockholders' equity                                      92,653
                                                                    -----------
         Total liabilities and stockholders' equity                 $   105,631
                                                                    ===========

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)



                                                          Three Months Ended
                                                              March 31
                                                     --------------------------
                                                         2005           2004
                                                     -----------    -----------
Revenues:
   Interest Income                                   $      --      $        61

Expenses:
   General and administrative                             19,057         18,901
                                                     -----------    -----------

Net loss                                             ($   19,057)   ($   18,840)
                                                     ===========    ===========

Basic and diluted loss per share                     ($      .01)   ($      .01)
                                                     ===========    ===========

Weighted average number of
   shares outstanding                                  3,028,478      2,347,922
                                                     ===========    ===========

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                                                           Three Months Ended
                                                                March 31
                                                         ----------------------
                                                            2005         2004
                                                         ---------    ---------
Cash flows from operating activities:
    Net loss                                             ($ 19,057)   ($ 18,840)
    Adjustments to reconcile net loss to net
       cash used in operating activities:
    Change in operating assets and liabilities:
       Prepaids and other assets                               334          336
       Accounts payable and accrued liabilities             (2,020)      (2,587)
                                                         ---------    ---------

         Net cash used in operating activities             (20,743)     (21,091)
                                                         ---------    ---------

Cash flows from financing activities -
   Issuance of common stock in private placement           125,000         --
                                                         ---------    ---------

Net increase (decrease) in cash
   and cash equivalents                                    104,257      (21,091)
Cash and cash equivalents at beginning of period               652       80,728
                                                         ---------    ---------

Cash and cash equivalents at end of period               $ 104,909    $  59,637
                                                         =========    =========

                      GENERAL DEVICES, INC. AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             March 31, 2005 AND 2004
                                   (UNAUDITED)



1. Basis of Presentation

         The accompanying unaudited condensed consolidated financial statements of the Company as of March 31, 2005 and for the three months ended March 31, 2005 and 2004 reflect all material adjustments consisting of only normal recurring adjustments which, in the opinion of management, are necessary for a fair presentation of results for the interim periods. Certain information and footnote disclosures required under accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although the Company believes that the disclosures are adequate to make the information presented not misleading. These condensed consolidated financial statements should be read in conjunction with the condensed consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.

         The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.



                      GENERAL DEVICES, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2004

ASSETS
Current assets:
   Cash                                                             $       652
   Prepaid expenses                                                         556
   Other assets                                                             500
                                                                    -----------
         Total current assets                                       $     1,708
                                                                    ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
   Accounts payable and accrued liabilities                         $    14,998
                                                                    -----------

Stockholders' equity:
   Common stock - $.01 par value;
      12,000,000 shares authorized;
      2,347,922 issued and outstanding                                   23,479
   Additional paid-in capital                                         2,359,352
   Accumulated deficit                                               (2,396,121)
                                                                    -----------
         Total stockholders' deficit                                    (13,290)
                                                                    -----------

         Total liabilities and stockholders' deficit                $     1,708
                                                                    ===========

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                      Year Ended December 31,
                                                     --------------------------
                                                         2004           2003
                                                     -----------    -----------
Revenues:
   Interest Income                                   $        82    $       850

Expenses:
   General and administrative                             80,623         73,478
                                                     -----------    -----------

Net loss                                             ($   80,541)   ($   72,628)
                                                     ===========    ===========

Basic and diluted loss per share                     ($      .03)   ($      .03)
                                                     ===========    ===========

Weighted average number of
   shares outstanding                                  2,347,922      2,347,922
                                                     ===========    ===========



                      GENERAL DEVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                      Additional
                                              Number       Common      Paid-in
                                            of Shares      Stock        apital
                                            ----------   ----------   ----------

Balance January 1, 2003                      2,347,922   $   23,479   $2,359,352
Net loss for the year                             --           --           --
                                            ----------   ----------   ----------
Balance December 31, 2003                    2,347,922       23,479    2,359,352
Net loss for the year                             --           --           --
                                            ----------   ----------   ----------

Balance December 31, 2004                    2,347,922   $   23,479   $2,359,352
                                            ==========   ==========   ==========

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                        Year Ended December 31,
                                                        -----------------------
                                                           2004          2003
                                                        ---------     ---------
Cash flows from operating activities:
   Net loss                                             ($ 80,541)    ($ 72,628)
   Adjustments to reconcile net loss to net
      cash provided by (used in) operating
      activities:
      Collection of receivable from sale of
         investment in unproved oil producing
         activities                                          --         146,560
      Change in operating assets and liabilities:
         Prepaids and other assets                              1          (532)
         Accounts payable and accrued liabilities             464        (6,704)
                                                        ---------     ---------
   Net cash provided by (used in)                         (80,076)       66,696
         operating activities
                                                        ---------     ---------

Net increase (decrease) in cash and cash equivalents      (80,076)       66,696
Cash and cash equivalents at beginning of year             80,728        14,032
                                                        ---------     ---------
Cash and cash equivalents at end of year                $     652     $  80,728
                                                        =========     =========

Supplemental disclosure of cash flows information:
   Cash paid for income taxes                           $     575     $     800
                                                        =========     =========

                      GENERAL DEVICES, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Liquidity and Capital Resources

         At December 31, 2004 the Company had cash and cash equivalents of $652 and a net working capital deficit of $13,290. Management believed that the Company's cash and cash equivalents were not adequate and additional financing was required for the costs of seeking an acquisition of an operating business. On February 11, 2005 the Company issued 1,250,000 shares for total proceeds of 125,000.

2. Summary of Significant Accounting Policies

Principles of Consolidation

         The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, GD MergerSub, Inc. Intercompany transactions and balances have been eliminated in consolidation.

Estimates

         The preparation of financial statements in conformity with accounting principles that are generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

         Current income taxes are based on the year's taxable income for federal and state income tax reporting purposes. Deferred taxes are provided on a liability basis whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax law and rates on the date of enactment.

Loss Per Share

         The Company reports loss per share under the requirements of Statement of Financial Accounting Standards No. 128, "Earnings per Share". Basic loss per share includes the weighted average number of common shares outstanding during the year. Diluted loss per share includes the weighted average number of shares outstanding and dilutive potential common shares, such as warrants and options. Since there are no dilutive potential common shares, basic and diluted loss per share are the same.

Income Taxes

         As of December 31, 2004, the Company has approximately $1,157,000 of net operating loss carryforwards ("NOLS") to offset future income tax, subject to federal and state limitations. The NOLs are subject to examination by the tax authorities and expire in various years from 2007 through 2024. Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and operating loss carryforwards. The tax effects of significant items comprising the Company's net deferred tax asset, as of December 31, 2004 are as follows (in $000's):

            Deferred tax asset:
               Federal NOLs          $     393
               State NOLs                  104
            Valuation allowance           (497)
                                     ---------
            Net deferred tax asset   $    --
                                     =========


         Management believes the deferred tax assets as of December 31, 2004 do not satisfy the realization criteria set forth in SFAS No. 109 and has recorded a valuation allowance for the entire net tax asset. By recording a valuation allowance for the entire amount of future tax benefits, the Company has not recognized a deferred tax benefit for income taxes in its statements of operations. The Tax Reform Act of 1986 contains provisions that may limit the NOLs available to be used in any given year upon the occurrence of certain events, including significant changes in ownership of a company of greater than 50% within a three-year period results in an annual limitation on the Company's ability to utilize its NOL from tax periods prior to the ownership change.

4. Related Party Transactions

         A management fee of $48,000 was expensed in each of 2004 and 2003 relative to fees paid to AVF for management services performed for the Company. Management services include, among other things, SEC filings, negotiation, evaluating merger and acquisition proposals, accounting and stockholder relations. AVF was the beneficial owner of approximately 37% of the Company's Common Stock at December 31, 2004 and approximately 44% at February 28, 2005.

5. Subsequent Event

         On February 11, 2005 the Company issued 1,250,000 shares of common stock at a price of $.10 per share for total proceeds of $125,000 to the Company's principal stockholders in a private placement transaction. The proceeds will be used by the Company as working capital to fund its operations. The offer and sale of the shares were exempt from registration under Section 4(2) of the Securities Act of 1933, in that they were offered and sold to current stockholders of the Company who qualify as accredited investors.

    MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

General

         The Company had been engaged in the business of providing contract technical services. Effective April 14, 1990, the Company sold most of its technical services business, and certain assets to TAD Technical Services Corporation. On June 1, 1990, the Company sold its 100% owned British subsidiary, GDI Euroforce Ltd., to TAD Technical Services Corporation. The Company continued to operate in the technical services business from its King of Prussia, Pennsylvania location on a much smaller scale. Since 1993, the Company has been inactive. A Petition of Reorganization under Chapter 11 of the Federal Bankruptcy Code was filed on August 23, 1996. The Court confirmed the Company's Chapter 11 reorganization plan on December 22, 1997, and issued a final decree on September 15, 1998. In February 1999 three investors purchased a controlling interest in the Company with the objective of maximizing stockholder value. The Company is currently seeking the acquisition of an operating business. The Company is not currently a party to any understandings or agreements regarding an acquisition, merger or similar business combination or transaction. The Company was incorporated in 1953 under the laws of the State of New Jersey. In September 2000, the Company was reorganized under the laws of the State of Delaware. Its executive offices were located in King of Prussia, Pennsylvania until September 2000 when the Company relocated to Bedminster, New Jersey.

Results of Operations

         General and administrative expenses were $21,724 and $21,272 for the quarters ended September 30, 2005 and 2004, respectively. General and administrative expenses for the quarter ended September 30, 2005 consisted of management fees of $12,000, transfer agent fees and other related expenses of $4,937, accounting fees of $3,356, legal fees of $721 and all other office expenses of $710. For the quarter ended September 30, 2004, general and administrative expenses consisted of management fees of $12,000, accounting fees of $3,600, transfer agent fees and other related expenses of $1,946, and all other office expenses of $3,726.

         For the nine months ended September 30, 2005 and 2004 general and administrative expenses were $68,137 and $61,400, respectively. General and administrative expenses for the nine months ended September 30, 2005 consisted of management fees of $36,000, accounting fees of $9,139, transfer agent fees and other related expenses of $8,291, legal fees of $6,544, and all other office expenses of $8,163. For the nine months ended September 30, 2004 general and administrative expenses consisted of management fees of $36,000, accounting fees of $9,500, transfer agent fees and other related expenses of $5,134, legal fees of $1,137, and all other office expenses of $9,629.

         General and administrative expenses were $27,356 and $21,226 for the quarters ended June 30, 2005 and 2004, respectively. General and administrative expenses for the quarter ended June 30, 2005 consisted of management fees of $12,000, legal fees of $5,780, accounting fees of $3,838, transfer agent fees and other related expenses of $1,519 and all other office expenses of $4,219. For the quarter ended June 30, 2004, general and administrative expenses consisted of management fees of $12,000, accounting fees of $3,900, transfer agent fees and other related expenses of $1,520, and all other office expenses of $3,806.

         For the six months ended June 30, 2005 and 2004 general and administrative expenses were $46,413 and $40,127, respectively. General and administrative expenses for the six months ended June 30, 2005 consisted of management fees of $24,000, legal fees of $5,823, accounting fees of $5,783, transfer agent fees and other related expenses of $3,354, and all other office expenses of $7,453. In the six months ended June 30, 2004 general and administrative expenses consisted of management fees of $24,000, accounting fees of $5,900, transfer agent fees and other related expenses of $3,188, legal fees of $1,137, and all other office expenses of $5,902.

         General and administrative expenses were $19,057 and $18,901 for the quarters ended March 31, 2005 and 2004, respectively. General and administrative expenses for the quarter ended March 31, 2005 consisted of management fees of $12,000, accounting fees of $1,945, stockholders expenses of $1,835 and all other office expenses of $3,277. For the quarter ended March 31, 2004, general and administrative expenses consisted of management fees of $12,000, accounting fees of $2,000, stockholders expenses of $1,668, and all other office expenses of $3,233.

         General and administrative expenses were approximately $81,000 in 2004, an increase of $7,000 from expenses of approximately $74,000 in 2003. In 2004, general and administrative expenses consisted principally of management fees of $48,000, accounting fees of $13,100, corporate governance expenses of $6,600, and all other expenses of $13,300. In 2003, general and administrative expenses consisted principally of management fees of $48,000, accounting fees of $12,900, corporate governance expenses of $6,500, and all other expenses of $6,600.

Other Disclosures - Related Party Transactions

         A management fee of $4,000 per month is paid to Asset Value Fund Limited Partnership ("AVF") for management services performed for the Company. Management services include, among other things, SEC filings, negotiation, evaluating merger and acquisition proposals, accounting and stockholder relations. The Company believes that the management fee is less than the cost would be for the Company to perform these services. AVF was the beneficial owner of approximately 37% of the Company's Common Stock at December 31, 2004 and approximately 44% at February 28, 2005. AVF is no longer a stockholder of the Company as it sold its entire equity interest in the Company in September 2005 as described in further detail in the section entitled "CHANGE IN CONTROL" below.

Liquidity and Capital Resources

         At September 30, 2005 the Company had cash of $53,570. Working capital at September 30, 2005 was $43,573. Additional financing may be required for the Company's business activities for the next twelve months and for the costs of seeking an acquisition of an operating business. The Company's Board of Directors has authorized the issuance of additional shares of the Company's common stock to provide the required liquidity. The number of shares and price per share will be determined at the time of issuance. The Company's largest shareholder, AVF, has verbally informed the Company that it would purchase sufficient shares to provide the required funding. However that arrangement will terminate on October 18, 2005, concurrent with AVF's sale of its stock in the Company. Halter has certified that subsequent to the Closing, it will fund, if needed, any and all financial obligations that the Company may have in the future to maintain its integrity as a publicly held corporation and its reporting and filing requirements. Net cash used in operations was $72,082 for the nine months ended September 30, 2005 and $65,076 for the nine months ended September 30, 2004, due primarily to the net loss recorded in each period. Net cash of $125,000 was provided by financing activities in the first quarter of 2005, due to a private placement of 1,250,000 shares of common stock.

         At June 30, 2005 the Company had cash of $73,220. Working capital at June 30, 2005 was $65,297. Additional financing will be required for the Company's business activities for the next twelve months and for the costs of seeking an acquisition of an operating business. The Board has authorized the issuance of additional shares of the Company's common stock to provide the required liquidity. The number of shares and price per share will be determined at the time of issuance. Net cash used in operations was $52,432 for the six months ended June 30, 2005 and $48,693 for the six months ended June 30, 2004, due primarily to the net loss recorded in each period. Net cash of $125,000 was provided by financing activities in the first quarter of 2005, due to a private placement of 1,250,000 shares of common stock.

         At March 31, 2005 the Company had cash of $104,909. Working capital at March 31, 2005 was $92,653. Net cash used in operations was $20,743 for the three months ended March 31, 2005 and $21,091 for the three months ended March 31, 2004, due to the net loss recorded in each period. Net cash of $125,000 was provided by financing activities in the first quarter of 2005, due to a private placement of 1,250,000 shares of common stock.

         At December 31, 2004, the Company had cash and cash equivalents of $652 and a net working capital deficit of $13,290. Management believed that the Company's cash and cash equivalents were not adequate and additional financing was required for the costs of seeking an acquisition of an operating business. On February 11, 2005 the Company issued 1,250,000 shares for total proceeds of $125,000.

Off-Balance Sheet Arrangements

         The Company has no off-balance sheet arrangements.

Contractual Commitments

         The Company has no contractual commitments.

New Accounting Pronouncements

            The Company is not aware of any new pronouncement that will have a material impact on its financial position and results of operations.

Subsequent Event

         On February 11, 2005, the Company issued 1,250,000 shares of common stock at a price of $0.10 per share for total proceeds of $125,000 to the Company's principal stockholders in a private placement transaction. The proceeds will be used by the Company as working capital to fund its operations. The offer and sale of the shares were exempt from registration under Section 4(2) of the Securities Act of 1933, in that they were offered and sold to current stockholders of the Company who qualify as accredited investors.

                         DISSENTERS' RIGHTS OF APPRAISAL

         Pursuant to the DGCL, any stockholder that objects to the Charter Amendments will not have any right to receive from us the fair value of his, her or its shares. The DGCL provides that any provision of our Certificate of Incorporation may be amended by approval of the Board and the affirmative written consent of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon; provided that, any amendment that would adversely affect the rights of the holders of any class or series of Common Stock must be approved by the holders of a majority of the shares of such class or series. Each amendment was adopted by the holders of a majority of the shares entitled to vote thereon.

                             ADDITIONAL INFORMATION

         PLEASE READ THIS ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file annual and quarterly reports, proxy and information statements and other disclaimers with the SEC. These documents and other information can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. A copy of any public filing is also available, at no charge, by contacting the undersigned at (469)633-0101.

                                             By Order of the Board of Directors,



                                             Kevin B. Halter, Jr.
                                             Chief Executive Officer



Dallas, Texas
October 31, 2005

                                                                         ANNEX A

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                              GENERAL DEVICES, INC.

--------------------------------------------------------------------------------

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

--------------------------------------------------------------------------------

         General Devices, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         FIRST: Resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that said amendment be considered by the stockholders of the Corporation entitled to vote thereon were duly adopted by unanimous written consent of the Board of Directors of the Corporation on October 25, 2005.

         SECOND: Thereafter, said amendment was approved in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware by the written consent of a majority of the stockholders of the Corporation entitled to vote thereon (being the holders of the Corporation's Common Stock) and notice to the stockholders eligible to vote, but who did not consent in writing, was delivered as required by Section 228(d).

         THIRD: Said amendment would amend the Certificate of Incorporation of the Corporation as follows:

         I. The first paragraph of Article FOURTH is deleted and substituted in lieu thereof is the following new first paragraph of Article FOURTH:

         "FOURTH.  Shares

         The aggregate number of shares which the Corporation shall have the authority to issue is One hundred forty million (140,000,000) shares, of which One hundred million (100,000,000) shares shall be shares of Common Stock of a par value of $0.0001 each, and Forty Million (40,000,000) shares shall be shares of Preferred Stock of a par value of $0.0001 each. In connection with such recapitalization, One (1) new share of Common Stock, par value $0.0001 per share, shall be issued for every Five (5) shares of issued and outstanding Common Stock, par value $0.01 per share. Upon the filing of this Certificate of Amendment, every existing Five (5) shares of Common Stock shall represent the right to receive One (1) new share of Common Stock. No fractional shares shall be issued, and instead, all fractions of shares will be rounded up to the next whole share."

         FOURTH: Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed on the 28th day of October, 2005 and the undersigned does hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by him and are true and correct.

                                                        GENERAL DEVICES, INC.

                                                        /s/ Kevin Halter, Jr.

                                                        Chief Executive Officer